UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 6, 2012

Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

(Address of principal executive offices, including zip code)

(952) 564-3500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On June 6, 2012, Wireless Ronin Technologies, Inc. (the “Company”) entered into a statement of services contract with Thomson Reuters (Market) LLC, a Thomson Reuters Company. As part of this contract, Thomson Reuters will offer and sell to its customers a new digital signage service called Thomson Reuters Knowledge Direct Digital Signage. This signage solution is designed to inform, entertain and captivate audiences by combining a customer’s messaging with Thomson Reuters news and market data, making it ideal for branches, lobbies, stations, corporate offices, airports and other public spaces. The Thomson Reuters Digital Signage service will consist of content provided by Thomson Reuters and hardware, network and software services exclusively provided by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2012	Wireless Ronin Technologies, Inc.

By: /s/ Darin P. McAreavey
Darin P. McAreavey
Senior Vice President and Chief Financial Officer